EXHIBIT 10.35

NOTE: Certain identified information IN THIS AMENDMENT has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

IBM Amendment No. 1 (this “Amendment”)

Reference is made to:
(I)the 2019 Master Services Agreement, made and entered into as of December 31, 2019 (the "MSA", and together with all exhibits and attachments thereto, the "Agreement"); and
(II)and the Broadridge Vendor GDPR Annex, dated June 14, 2018, as amended (the "GDPR Annex"), all by and between International Business Machines Corporation ("Supplier Party" or "Processor") and Broadridge Financial Solutions, Inc. ("Customer Party" or "Broadridge"). This Amendment, effective as of the last signature date set forth below (the "Amendment Effective Date"), is made a part of and amends the Agreement and GDPR Annex as set forth below.
1. Defined Terms. All capitalized terms used but not defined herein have the same meanings ascribed to them in the Agreement or the GDPR Annex, as applicable.
2.Agreement Name Change. The Parties acknowledge and agree that prior to the Amendment Effective Date, the name of the Agreement was modified from the "Project Brown Information Technology Services Agreement" to the Agreement.
3.Amendments to the MSA.
(a)Section 11.08 of the MSA. Section 11.08 (HIPAA Compliance) of the MSA is hereby deleted and replaced with the following new Section 11.08:
"11.08. HIPAA Compliance.    [****]
(b)All references in the MSA to "SSAE 18 Type II" are hereby deleted and replaced with "SSAE 18 SOC 1, Type 2".    •

(c)Section 29.22. The following new Section 29.22 is added to ARTICLE 29 (MISCELLANEOUS) of the MSA:
"29.22.    48 C.F.R § 52.203-13. Supplier shall comply with 48 C.F.R § 52.203-13 (Contractor Code of Business Ethics and Conduct) in connection with this Agreement."
4.[****]. [****]
5.[****].

(a)[****]
(b)[****]
6.[****]. [****]
7.[****]. [****]

8.[****]. [****]

9.[****]. [****]

10.[****]. [****]

11.[****]. [****]

12.General.
(a)Except as expressly amended and supplemented by this Amendment, the Agreement and the GDPR Annex each remains in full force and effect.
(b)In the event of any conflict between the terms and conditions of this Amendment, and the terms and conditions of the Agreement or the GDPR Annex, the terms and conditions of this Amendment shall prevail.
(c)This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Parties, and signatures may be exchanged via facsimile or electronic mail and shall be deemed originals

Broadridge Financial Solutions, Inc.             International Business Machines Corporation
By: /s/ Mark Schlesinger                By: /s/ Loyd Simpson
Name: Mark Schlesinger                Name: Loyd Simpson
Title: CIO                            Title: Senior Project Executive
Date: 4/3/2020                            Date: 4/4/2020

Broadridge Financial Solutions, Inc.
By: /s/ Pierce Greene
Name: Pierce Greene
Title: VP, Procurement
Date: 4/3/2020